SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 1, 2004


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                    0-26006                 95-4181026
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)





               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
          (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On October 1, 2004, we amended and restated the existing Revolving Credit, Factoring and Security Agreement, dated as of January 21, 2000, by and among us, our subsidiaries, Tag Mex, Inc., Fashion Resource (TCL), Inc. and United Apparel Ventures, LLC, and GMAC Commercial Finance LLC ("GMAC CF"), as amended. The amended and restated agreement (the "Factoring Agreement") adds as parties our subsidiaries Private Brands, Inc. and No! Jeans, Inc. In addition, in connection with the Factoring Agreement, our indirect majority-owned subsidiary, PBG7, LLC ("PBG7"), entered into a separate Factoring Agreement with GMAC CF (the "PBG7 Factoring Agreement").

         Pursuant to the terms of the Factoring Agreement, we and our subsidiaries party thereto (together the "Tarrant Parties") agreed to assign and sell to GMAC CF, as factor, all accounts which arise from the Tarrant Parties' sale of merchandise or rendition of services created on a going-forward basis. At Tarrant's request, GMAC CF, in its discretion, may make advances to the Tarrant Parties up to the lesser of (a) up to ninety percent (90%) of our accounts on which GMAC CF has the risk of loss, and (b) Forty Million ($40,000,000) Dollars, MINUS in each case, any amounts owed to GMAC CF by any Tarrant Party.

         Pursuant to the terms of the PBG7 Factoring Agreement, PBG7 agreed to assign and sell to GMAC CF, as factor, all accounts which arise from PBG7's sale of merchandise or rendition of services created on a going-forward basis. At PBG7's request, GMAC CF, in its discretion, may make advances to PBG7 up to the lesser of (a) up to ninety percent (90%) of PBG7's accounts on which GMAC CF has the risk of loss, and (b) Five Million ($5,000,000) Dollars, MINUS in each case, any amounts owed to GMAC CF by PBG7.

         Under both Factoring Agreements, any amounts which GMAC CF advances in excess of the purchase price of the relevant accounts are considered to be loans and are chargeable to the Tarrant Parties' or PBG7's account when paid. Each of the Tarrant Parties and PBG7 only become obligated to GMAC CF for a direct financial obligation in the event that GMAC CF makes an advance in excess of the purchase price of the relevant accounts, and any such obligations are payable on demand.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TARRANT APPAREL GROUP

Date:  October 7, 2004              By:   /S/ BARRY AVED
                                          --------------------------------------
                                          Barry Aved, Chief Executive Officer


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